                                                                    EXHIBIT 10.8

                            CAPELLA EDUCATION COMPANY
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

            This Option Agreement (the "Agreement") is made and entered into as of, _______________ by and between Capella Education Company, a Minnesota corporation (the "Company") and ________________________, an individual resident of the State of _________________ ("Employee").

            WHEREAS, the Company has adopted the Learning Ventures International, Inc. 1993 Stock Option Plan (the "Plan") which permits issuance of stock options for the purchase of shares of common stock of the Company, and the Company has taken all necessary actions to grant the Option (as defined in Section 1 below), pursuant and subject to the terms of the Plan.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

      1. Grant of Option. The Company hereby grants to Employee the right and option (the "Option) to purchase all or any part of an aggregate of ____________ (______) shares of the Company's common stock at the option price of ________________ Dollars and ______ Cents ($_________) per share on the terms and conditions set forth in this Agreement and in the Plan. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of the Plan and the Option shall be interpreted and administered so as to satisfy the requirements of the Code. A copy of the Plan will be furnished upon request of Employee.

            2. Vesting of Option Rights. The Option shall not be exercisable the first time by Employee except in accordance with subsection 422(d) of the Code. Except as provided in the preceding sentence and except as otherwise provided in Sections 3 and 4 of this Agreement, the Option may be exercised by Employee in accordance with the following schedule:

On or after                Shares with respect to
the following date         which Option becomes exercisable
------------------         --------------------------------
__/__/01                   ___________________
__/__/02                   ___________________
__/__/03                   ___________________
__/__/04                   ___________________

            Provided, however, that (i) if, prior to __________________________,
      Employee dies or becomes "disabled" (as defined below), then the foregoing vesting schedule shall not apply, and this Option shall be exercisable with respect to all ________________ shares (except as otherwise provided in clause (ii) immediately following), and (ii) if

      Employee's employment terminates prior to ___________________, for any reason other than death or disability, then this Option shall be exercisable only with respect to those shares which Employee has earned the right to purchase, in accordance with the foregoing vesting schedule, as of the date on which Employee's employment terminates.

            In all cases, the Option shall terminate at the close of business on, _______________________, or such shorter period as is prescribed herein. Employee shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such shares shall be issued to Employee upon the proper exercise of the Option.

            For purposes of this Agreement, Employee shall be considered "disabled" if Employee shall fail or be unable to render and perform the services required of Employee for a continuous period of 90 successive days, or for shorter periods aggregating 120 days or more during any 180 consecutive day period, by reason of physical or mental incapacity or disability stemming from any cause.

            For purposes of this Agreement, the term "Cause" shall be limited to the following grounds for termination:

            (a) Employee's failure or refusal substantially to perform Employee's duties to the full extent of Employee's abilities for reasons other than death or disability;

            (b) Conviction of a felony crime, or commission of any act, the conviction for which would be a felony conviction;

            (c) Theft or misappropriation of the Company's property;

            (d) Knowingly making a material false written statement to the Company's Board of Directors or an officer of the Company regarding the affairs of the Company; and

            (e) Termination upon the discontinuance of the Company's business.

            For purposes of this Agreement, "Good Reason" shall be defined as the demotion or reduction of the job responsibilities of Employee or the reassignment, without Employee's consent, of Employee's place of work to a location more than 50 miles from the Employee's place of work immediately prior to the Change in Control.

            For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to occur if any of the following occur:

            (a) Definition.

            (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Company representing the following: (i) 40% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors ("Voting Securities") at any time prior to the Company selling any of its shares in a public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) 35% or more of the combined voting power of the Company's then outstanding Voting Securities at any time after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act. Provided, however, that the following shall not constitute a Change in Control pursuant to this paragraph (a)(1):

      (A) any acquisition or beneficial ownership by the Company or a subsidiary;

      (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries;

      (C) any acquisition or beneficial ownership by any corporation with respect to which, immediately following such acquisition, more than 60% of both the combined voting power of the Company's then outstanding Voting Securities and the shares of common stock of the Company is then beneficially owned, directly or indirectly, by all or substantially all of the persons who beneficially owned Voting Securities and shares of common stock of the Company immediately prior to such acquisition in substantially the same proportions as their ownership of such Voting Securities and shares of common stock, as the case may be, immediately prior to such acquisition;

            (2) A majority of the members of the Board of Directors of the Company shall not be Continuing Directors. "Continuing Directors" shall mean: (A) individuals who, on the date hereof, are directors of the Company, (B) individuals elected as directors of the Company subsequent to the date hereof for whose election proxies shall have been solicited by the Board of Directors of the Company or (C) any individual elected or appointed by the Board of Directors of the Company to fill vacancies on the Board of Directors of the Company caused by death or resignation (but not by removal) or to fill newly-created directorships;

            (3) Approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of Voting Securities and shares of common stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% (subject to the modification in subparagraph (b) below) of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities and shares of common stock of the Company, as the case may be; or

            (4) Approval by the stockholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company (in one or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% (subject to the modification in subparagraph (b) below) of, respectively, the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and the then outstanding shares of common stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Voting Securities and shares of common stock of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Voting Securities and shares of common stock of the Company, as the case may be.

            (b) After a Public Offering. At all times after the Company sells any of its shares in a public offering pursuant to a registration statement filed under the Securities Act, the references to 60% in subparagraphs
(a)(1)(C), (a)(3) and (a)(4) above shall be changed to 65%.

            3. Acceleration of Vesting. If a Change of Control of the Company shall occur and within three years of such Change in Control, (i) Employee's employment shall be terminated other than for Cause as defined in Section 2 above, or (ii) Employee shall voluntarily leave employment with the Company for "Good Reason" (defined in Section 2 above), then, upon the date of such termination or voluntary leaving of employment for Good Reason, the options subject to this Agreement, if not already exercised in full or otherwise terminated, expired or cancelled, shall become immediately exercisable in full.

            4. Time Periods for Exercise of Option. The Option shall terminate and may no longer be exercised if Employee ceases to be employed by the Company, except that:

            (a) If Employee's employment shall be terminated for any reason, voluntary or involuntary, other than death, disability or as a result of Employee's gross and willful misconduct. Employee may at any time within a period of sixty (60) days after such termination exercise the Option to the extent the Option is exercisable by Employee hereunder on the date of the termination of Employee's employment; and

            (b) If Employee's employment is terminated as a result of Employee's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

            (c) If Employee dies in the employ of the Company or Employee's employment is terminated because Employee has become disabled while in the employ of the Company, the Option may, within ninety (90) days after Employee's death or the date of termination for such disability, be exercised by Employee or Employee's personal representatives, if applicable, or by the person or persons to whom Employee's rights under the Option pass by will or by the applicable laws of descent and distribution; and

provided, however, that the Option may not be exercised to any extent by anyone after the termination date of the Option, ____________________.

            5 Investment Representation. Employee hereby represents and agrees that any shares of stock which Employee may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933. Employee acknowledges that at the time of the acquisition such shares will not be registered under either the federal or applicable state securities laws, and that the Company will be relying upon the foregoing investment representation in agreeing to issue such shares to Employee. Employee acknowledges that the transferability of such shares will be subject to restrictions imposed by all applicable federal and state securities laws and agrees that the certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

            6. Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice on the Company at its principal office in Minneapolis, Minnesota. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made by check payable to the Company; or, at the discretion of Employee, (i) by delivering to the Company for cancellation shares of the Company's common stock already owned by Employee having a fair market value equal to the full purchase price of the shares being acquired, or (ii) a combination of cash and such shares. The fair market value of such shares shall be determined as provided in Section 5 of the Plan.

            7 Miscellaneous.

            (a) This Agreement shall not confer on Employee any right with respect to continuance of employment with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Neither Employee nor Employee's legal representative, legatees or distributees, as the case may be, will be or will be deemed to be the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid.

            (b) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 4(c) above, and during Employee's lifetime the Option is exercisable only by Employee.

            (c) If there shall be any change in the stock subject to the Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder.

            (d) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this Agreement.

            (e) If Employee shall dispose of any of the shares of stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares.

            IN WITNESS WHEREOF, the Company and Employee have executed this Agreement as of the date set forth in the first paragraph.

                                      CAPELLA EDUCATION COMPANY

                                       By /s/ Stephen Shank
                                          -----------------------
                                          Stephen Shank, Chairman

                                       By _______________________
                                          **[___________________]